Current liabilities - payables	6 Months Ended
Jun. 30, 2026
Current liabilities - payables [Abstract]
Current liabilities - payables
Note 11. Current liabilities - payables

	30-Jun-2026	31-Dec-2025
	$'000	$'000

Trade payables	1,667	962
Accrued expenses	52	724

	1,719	1,686

All financial liabilities are recognised initially at fair value net of directly attributable transaction costs.

After initial measurement, financial liabilities are subsequently measured at amortised cost. Current payables, other than lease liabilities, due to their short-term nature, are measured at amortised cost and are not discounted.

The current payables, other than lease liabilities, are unsecured and are non-interest bearing generally on 30-60 day terms. The carrying amounts approximate fair value.